SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 21, 2005


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


        Washington                     0-22435                   84-1389562
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State or other jurisdiction           Commission              (I.R.S. Employer
     of incorporation                 File Number            Identification No.)


1300 16th Avenue, Clarkston, Washington                             99403
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act

Item 8.01. Other Events.
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         On July 21, 2005, FirstBank NW Corp. announced the results of its Annual Meeting of Shareholders held on July 20, 2005. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibit 99.1    FirstBank NW Corp. press release dated
                                  July 21, 2005.



                                      * * *


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRSTBANK NW CORP.

Date: July 21, 2005                    By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer

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